EXHIBIT 10.4

RECORDATION REQUESTED BY:               |
     BANK OF ARIZONA                    |
 12221 North Tatum Blvd.                |
    Phoenix, AZ 85032                   |
                                        |
 WHEN RECORDED MAIL TO:                 |
     BANK OF ARIZONA                    |
 12221 North Tatum Blvd.                |
    Phoenix, AZ 85032                   |
                                        |
                                        |
                                        |                FOR RECORDER'S USE ONLY
--------------------------------------------------------------------------------
                                   COVER SHEET

                                  DEED OF TRUST

                                 (Participation)

DATE:         November 29, 1996

GRANTOR: Klein Engineered Competition Components, Inc., A Utah Corporation, whose address is 1205 and 1207 N. Miller Road, Tempe, AZ 85281

TRUSTEE: BANK OF ARIZONA, Attn. Loan Admin., whose address is P.O. Box 9928, Scottsdale, AZ 88252

BENEFICIARY:  BANK  OF  ARIZONA, whose  address  is  12221  North  Tatum  Blvd.,
              Phoenix, AZ 85032

                                  DEED OF TRUST

                                 (Participation)

         THIS DEED OF TRUST, made this November 29, 1996

by and between

Klein Engineered Competition Components, Inc., A Utah Corporation, whose address is 1205 and 1207 N. Miller Road, Tempe, AZ 85281 hereinafter referred to as "Grantor,"

BANK OF ARIZONA, Attn. Loan Admin., whose address is P.O. Box 9928, Scottsdale, AZ 88252,

hereinafter referred to as "Trustee,"

BANK OF ARIZONA, whose address is 12221 North Tatum Blvd., Phoenix, AZ 85032,

hereinafter referred to as "Beneficiary,"

in participation with the Small Business Administration, an agency of the United States.


         WITNESSETH, that for and in consideration of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby bargain, sell, grant, assign, and convey unto the Trustee, his successors and assigns, all of the following described property situated and being in Maricopa County, State of Arizona:

         Parcel 1:

         The North 225 feet of the South 775 feet of the West half of the West half of the West half of the Northwest quarter of the Southeast quarter of Section Eleven (11), Township One (1) North, Range Four (4) East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

         EXCEPT the West 33 feet thereof conveyed to United States of America by instrument recorded in Book 334 of Deeds, page 68, records of Maricopa County, Arizona; and

         EXCEPT an undivided one-half (1/2) interest in and to all oil, gas, and mineral rights as reserved in Deed recorded in Docket 324, page 137, records of Maricopa County, Arizona.

         Parcel 2:

         The South 775 feet of the East half of the West half of the West half of the West half of the North half of the Southeast quarter Section Eleven (11), Township One (1) North, Range Four (4) East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

         EXCEPT the South 580 feet; and

         EXCEPT an undivided one-half (1/2) interest in and to all oil, gas, and mineral rights as reserved in Deed recorded in Docket 324 page 137 records of Maricopa County, Arizona.

Together with and including all buildings, all fixtures, including but not limited to all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air conditioning apparatus, and elevators (the Trustor hereby declaring that it is intended that the items herein enumerated shall be deemed to have been permanently installed as part of the realty), and all improvements now or hereafter existing thereon; the hereditaments and appurtenances and all other rights thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, and the rents, issues, and profits of the above described property. To have and to hold the same unto the Trustee, and the successors in interest of the Trustee, forever, in fee simple or such other estate, if any, as is stated herein trust, to secure the payment of the promissory note of this date, in the principal sum of $762,720.00 signed by one or more authorized officers in behalf of Klein Engineered Competition Components, Inc..
                                      (1)

         1. This conveyance is made upon and subject to the further trust that the said Grantor shall remain in quiet and peaceable possession of the above granted and described premises and take the profits thereof to his own use until default be made in any payment of an installment due on said note or in the performance of any of the covenants or conditions contained therein or in this Deed of Trust; and, also to secure the reimbursement of the Beneficiary or any other holder of said note, the Trustee or any substitute trustee of any and all costs and expenses incurred, including reasonable attorney's fees, on account of any litigation which may arise with respect to this Trust or with respect to the indebtedness evidenced by said note, the protection and maintenance of the property hereinabove described or in obtaining possession of said property after any sale which may be made as hereinafter provided.

         2. Upon the full payment of the indebtedness evidenced by said note and the interest thereon, the payment of all other sums herein provided for, the repayment of all monies advanced or expended pursuant to said note or this instrument, and upon the payment of all other proper costs, charges, commissions, and expenses, the above described property shall be released and reconveyed to and at the cost of the Grantor.

         3. Upon default in any of the covenants or conditions of this instrument or of the note or loan agreement secured hereby, the Beneficiary or his assigns may without notice and without regard to the adequacy of security for the indebtedness secured, either personally or by attorney or agent without bringing any action or proceeding, or by a receiver to be appointed by the court, enter upon and take possession of said property or any part thereof, and do any acts which Beneficiary deems proper to protect the security hereof, and either with or without taking possession of said property, collect and receive the rents, royalties, issues, and profits thereof, including rents accrued and unpaid, and apply the same, less costs of operation and collection, upon the indebtedness secured by this Deed of Trust, said rents, royalties, issues, and profits, being hereby assigned to the Beneficiary as further security for the payment of such indebtedness. Exercise of rights under this paragraph shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice but shall be cumulative to any right and remedy to declare a default and to cause notice of default to be recorded as hereinafter provided, and cumulative to any other right and/or remedy hereunder, or provided by law, and may be exercised concurrently or independently. Expenses incurred by Beneficiary hereunder including reasonable attorney's fees shall be secured hereby.

         4. The Grantor covenants and agrees that if he shall fail to pay said indebtedness, or any part thereof, when due, or shall fail to perform any covenant or agreement of this instrument or of the promissory note secured hereby, the entire indebtedness hereby secured shall immediately become due, payable, and collectible without notice, at the option of the Beneficiary or assigns, regardless of maturity, and the Beneficiary or assigns may enter upon said property and collect the rent and profits thereof. Upon such default in payment or performance, and before or after such entry, the Trustee, acting in the execution of this Trust, shall have the power to sell said property, and it shall be the Trustee's duty to sell said property (and in case of any default of any purchaser, to resell) at public auction, to the highest bidder, first giving four weeks' notice of the time, terms, and place of such sale, by advertisement not less than once during each of said four weeks in a newspaper published or distributed in the county or political subdivision in which said property is situated, all other notice being hereby waived by the Grantor (and the Beneficiary or any person on behalf of the Beneficiary may bid and purchase at such sale). Such sale will be held at a suitable place to be selected by the Beneficiary within said county or political subdivision. The Trustee is hereby authorized to execute and deliver to the purchaser at such sale a sufficient conveyance of said property, which conveyance shall contain recitals as to the happening of default upon which the execution of the power of sale herein granted depends; and the said Grantor hereby constitutes and appoints the Trustee as his agent and attorney in fact to make such recitals and to execute said conveyance and hereby covenants and agrees that the recitals so made shall be binding and conclusive upon the Grantor, and said conveyance shall be effectual to bar all equity or right of redemption, homestead, dower, right of appraisement, and all other rights and exemptions of the Grantor, all of which are hereby expressly waived and conveyed to the Trustee. In the event of a sale as hereinabove provided, the Grantor, or any person in possession
                                      (2)
under the Grantor, shall then become and be tenants holding over and shall forthwith deliver possession to the purchaser at such sale or be summarily dispossessed, in accordance with the provisions of law applicable to tenants holding over. The power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and are granted as cumulative to all other remedies for the collection of said indebtedness. The Beneficiary or Assigns may take any other appropriate action pursuant to state or Federal statute either in state or Federal court or otherwise for the disposition of the property.

         5. In the event of a sale as provided in paragraph 4, the Trustee shall be paid a fee by the Beneficiary in an amount not in excess of ___________________percent of the gross amount of said sale or sales, provided, however, that the amount of such fee shall be reasonable and shall be approved by the Beneficiary as to reasonableness. Said fee shall be in addition to the costs and expenses incurred by the trustee in conducting such sale. The amount of such costs and expenses shall be deducted and paid from the sale's proceeds. It is further agreed that if said property shall be advertised for sale as herein provided and not sold, the Trustee shall be entitled to a reasonable fee, in an amount acceptable to the Beneficiary for the services rendered. The Trustee shall also be reimbursed by the Beneficiary for all costs and expenses incurred in connection with the advertising of said property for sale if the sale is not consummated.

         6. The proceeds of any sale of said property in accordance with paragraph 4 shall be applied first to payments of fees, costs, and expenses of said sale, the expenses incurred by the Beneficiary for the purpose of protecting or maintaining said property and reasonable attorneys' fees; secondly, to payment of the indebtedness secured hereby; and thirdly, to pay any surplus or excess to the person or persons legally entitled thereto.

         7. In the event said property is sold pursuant to the authorization contained in this instrument or at a judicial foreclosure sale and the proceeds are not sufficient to pay the total indebtedness secured by this instrument and evidenced by said promissory note, the Beneficiary will be entitled to a deficiency judgment for the amount of the deficiency without regard to appraisement, the Grantor having waived and assigned all rights of appraisement to the Trustee.

         8. The Grantor covenants and agrees as follows:

                  a. He will promptly pay the indebtedness evidenced by said promissory note at the times and in the manner therein provided.

                  b. He will pay all taxes, assessments, water rates, and other governmental or municipal charges, fines or impositions, for which has not been made hereinbefore, and will promptly deliver the official receipts therefor to the Beneficiary.

                  c. He will pay such expenses and fees as may be incurred in the protection and maintenance of said property, including the fees of any attorney employed by the Beneficiary for the collection of any or all of the indebtedness hereby secured, or such expenses and fees as may be incurred in any foreclosure sale by the Trustee, or court proceedings or in any other litigation or proceeding affecting said property, and attorney's fees reasonably incurred in any other way.

                  d. The rights created by this conveyance shall remain in full force and effect during any postponement or extension of the time of the payment of the indebtedness evidenced by said note or any part thereof secured hereby.

                  e. He will continuously maintain hazard insurance of such type or types and in such amounts as the Beneficiary may from time to time require, on the improvements now or hereafter on said property, and will pay promptly when due any premiums therefor. All insurance shall be carried in companies acceptable to Beneficiary and the policies and renewals thereof shall be held by
                                      (3)

         Beneficiary and have attached thereto loss payable clauses in favor of and in form acceptable to the Beneficiary. In the event of loss, Grantor will give immediate notice in writing to Beneficiary and Beneficiary may make proof of loss if not made promptly by Grantor, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary instead of to Grantor and Beneficiary jointly, and the insurance proceeds, or any part thereof, may be applied by Beneficiary at its option either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged. In the event of a Trustee's sale or other transfer of titled to said property in extinguishment of the indebtedness secured hereby, all right, title, and interest of the Grantor in and to any insurance policies than in force shall pass at the option of the Beneficiary to the purchaser or Beneficiary.

                  f. He will keep the said premises in as good order and condition as they are now and will not commit or permit any waste thereof, reasonable wear and tear excepted, and in the event of the failure of the Grantor to keep the buildings on said premises and those to be erected on said premises, or improvements thereon, in good repair, the Beneficiary may make such repairs as in the Beneficiary's discretion it may deem necessary for the proper preservation thereof, and any sums paid for such repairs shall bear interest from the date of payment at the rate specified in the note, shall be due and payable on demand and shall be fully secured by this Deed of Trust.

                  g. He will not without the prior written consent of the Beneficiary voluntarily create or permit to be created against the property subject to this Deed of Trust any liens inferior or superior to the lien of this Deed of Trust and further that he will keep and maintain the same free from the claim of all persons supplying labor or materials which will enter into the construction of any and all buildings now being erected or to be erected on said premises.

                  h. He will not rent or assign any part of the rent of said property or demolish, remove, or substantially alter any building without the written consent of the Beneficiary.

         9. In the event the Grantor fails to pay any Federal, state, or local tax assessment, income tax or other tax lien charge, fee, or other expense charged to the property hereinabove described, the Beneficiary is hereby authorized to pay the same and any sum so paid by the Beneficiary shall be added to and become a part of the principal amount of the indebtedness evidenced by said promissory note. If the Grantor shall pay and discharge the indebtedness evidenced by said promissory note, and shall pay such sums and shall discharge all taxes and liens and the costs, fees, and expenses of making, enforcing and executing this Deed of Trust, then this Deed of Trust shall be canceled and surrendered.

         10. The Grantor covenants that he is lawfully seized and possessed of and has the right to sell and convey said property; that the same is free from all encumbrances except as hereinabove recited; and that he hereby binds himself and his successors in interest to warrant and defend the title aforesaid thereto and every part thereof against the lawful claims of all persons whomsoever.

         11. For better security of the indebtedness hereby secured the Grantor, upon the request of the Beneficiary, its successors or assigns, shall execute and deliver a supplemental mortgage or mortgages covering any additions, improvements, or betterments made to the property hereinabove described and all property acquired after the date hereof (all in form satisfactory to Grantee). Furthermore, should Grantor fail to cure any default in the payment of a prior or inferior encumbrance on the property described by this instrument, Grantor hereby agrees to permit Beneficiary to cure such default, but Beneficiary is not obligated to do so; and such advances shall become part of the indebtedness secured by this instrument, subject to the same terms and conditions.

         12. That all awards of damages in connection with any condemnation for public use of or injury to any of said property are hereby assigned and shall be paid to Beneficiary, who may apply the same to payment of the installments last due under said note, and the Beneficiary is hereby authorized, in the
                                      (4)
name of the name of the Grantor, to execute and deliver valid acquittances thereof and to appeal from any such award.

         13. The irrevocable right to appoint a substitute trustee or trustees is hereby expressly granted to the Beneficiary, his successors or assigns, to be exercised at any time hereafter without notice and without specifying any reason therefor, by filing for record in the office where this instrument is recorded an instrument of appointment. The Grantor and the Trustee herein named or that may hereinafter be substituted hereunder expressly waive notice of the exercise of this right as well as any requirement or application to any court for the removal, appointment or substitution of any trustee hereunder.

         14. Notice of the exercise of any option granted herein to the Beneficiary or to the holder of the note secured hereby is not required to be given the Grantor, the Grantor having hereby waived such notice.

         15. If more than one person joins in the execution of this instrument as Grantor or if anyone so joined be of the feminine sex, the pronouns and relative words used herein shall be read as if written in the plural or feminine, respectively, and the term "Beneficiary" shall include any payee of the indebtedness hereby secured or any assignee or transferee thereof whether by operation of law of otherwise. The covenants herein contained shall bind and the rights herein granted or conveyed shall inure to the respective heirs, executors, administrators, successors, and assigns of the parties hereto.

         16. In compliance with section 101.1(d) of the Rules and Regulations of the Small Business Administration [13 C.F.R. 101.1(d)], this instrument is to be construed and enforced in accordance with applicable Federal law.

         17. A judicial decree, order, or judgment holding any provision or portion of this instrument invalid or unenforceable shall not in any way impair or preclude the enforcement of the remaining provisions or portions of this instrument.
                                      (5)

IN WITNESS WHEREOF, the Grantor has executed this instrument and the Trustee and Beneficiary have accepted the delivery of this instrument as of the day and year aforesaid.


Klein Engineered Competition Components, Inc.

By: /s/ Thomas G Klein
   -----------------------------------
   Thomas G Klein, President/Treasurer
                                      (6)

                            CORPORATE ACKNOWLEDGMENT

STATE OF    AZ                  )
                         )ss
COUNTY OF    MARICOPA           )


On this 29 day of November, 1996, before me, the undersigned Notary Public, personally appeared Thomas G Klein, President/Treasurer of Klein Engineered Competition Components, Inc., and known to me to be an authorized agent of the corporation that executed the Deed of Trust and acknowledged the Deed of Trust to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Deed of Trust and in fact executed the Deed of Trust on behalf of the corporation.

By     THOMAS G. KLEIN                Residing                                at
  ---------------------------------------------------

---------------------------------------------------
Notary         Public          in       My and       commission      the expires

/s/ Crystal L. Melby
-----------------------------------------------------------------------------
                                                         OFFICIAL SEAL
                                                        CRYSTAL L. MELBY
                                                Notary Public - State of Arizona
                                                        MARICOPA COUNTY
                                                 My Comm. Expires Aug. 16, 1997

                          REQUEST FOR FULL RECONVEYANCE
           (To be used only when obligations have been paid in full)

To:___________________________________, Trustee

The undersigned is the legal owner and holder of all Indebtedness secured by this Deed of Trust. All sums secured by this Deed of Trust have been fully paid and satisfied. You are hereby directed, upon payment to you of any sums owing to you under the terms of this Deed of Trust or pursuant to any applicable statute, to cancel the secured by this Deed of Trust (which is delivered to you together with this Deed of Trust), and to reconvey, without warranty, to the parties designated by the terms of this Deed of Trust, the estate now held by you under this Deed of Trust. Please mail the reconveyance and Related Documents to:

-------------------------------------------------------------.

Date: _____________________________Beneficiary: ________________________________
                                            By: ________________________________
                                           Its: ________________________________

                                   EXHIBIT "B"

                             ADDITIONAL STIPULATIONS

         (a) Grantor represents, warrants and agrees that: (i) neither Grantor nor any other person has used or installed any Hazardous Material (as hereinafter defined) onto, from or affecting the Premises; (ii) neither Grantor nor any other person has violated any applicable Environmental Laws (as hereinafter defined) relating to or affecting the Premises or any other property owned by Grantor; (iii) the Premises are presently in compliance with all Environmental Laws, and there are no facts or circumstances presently existing upon or under the Premises, or relating to the Premises, which may violate any applicable Environmental Laws, and there is not now pending or, to the best knowledge of the Grantor, any threatened action, suit, investigation or proceeding against Grantor or the Premises (or against any other party relating to the Premises) seeking to enforce any right or remedy under any of the Environmental Laws; (iv) the premises shall be kept free of Hazardous Materials, and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, or process Hazardous Materials; (v) Grantor shall not cause or permit the installation of Hazardous Materials in, on, over or under the Premises or a release (as hereinafter under the Premises or a release (as hereinafter defined) of Hazardous Materials onto or from the Premises or suffer the presence of Hazardous Materials in, on, over or under the Premises; (vi) Grantor has obtained and will at all times continue to obtain and/or maintain all licenses, permits and/or other governmental or regulatory actions necessary to comply with Environmental Laws (the "Permits") and the Grantor is and will continue to be and at all times remain in full compliance with the terms and provisions of the permits; (vii) there has been no Release of any Hazardous Materials onto or from the Premises, whether or not such Release emanated from the premises or any contiguous real estate; and (viii) Grantor shall immediately give the Grantee oral and written notice in the event that Grantor receives any notice from any governmental agency, entity, or any other party with regard to Hazardous Materials, on, from or affecting the Premises, and Grantor shall conduct and complete all investigations, studies, sampling and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the Premises in accordance with all applicable Environmental Laws.

         (b) Grantor hereby agrees to indemnify the Grantee and hold the Grantee harmless from and against any and all liens, demands, defenses, suits, proceedings, disbursements, liabilities, losses, litigation, damages, judgments, obligations, penalties, injuries, costs, expenses (including, without limitation, attorneys' and experts' fees) and claims of any and every kind whatsoever paid, incurred, suffered by, or asserted against Grantee and/or the Premises for, with respect to, or as a direct or indirect result of: (i) the presence in, on, over or under, or the escape, seepage, leakage, spillage, discharge, emission or release onto or from the Premises of any Hazardous Materials regardless of whether or not caused by or within the control of Grantor; (ii) the violation of any Environmental Laws relating to or affecting the premises or Grantor, whether or not caused by or within the control of Grantor; (iii) the failure by Grantor to comply fully with the terms and provisions hereof; (iv) the violation of any of the Environmental Laws in connection with any other property owned by Grantor, or (v) any warranty or representation made by Grantor in this paragraph which is or becomes false or untrue in any material respect.

         (c) In the event Grantee suspects Grantor has violated any of the covenants, warranties, or representations contained herein, or that the Premises are not in compliance with the Environmental Laws for any reason, Grantor shall take such steps as Grantee requires by written notice to Grantor in order to confirm or deny such occurrences, including, without limitation, the preparation of environmental studies, surveys or reports. In the event that Grantor fails to take such action, Grantee may take such action as Grantee deems necessary, and the costs and expense of all such actions taken by Grantee, including, without limitation, Grantee's attorney's fees, shall be added to the indebtedness secured hereby.

         (d) For the purposes of this Deed: (i) "Hazardous Material" or "Hazardous Materials" means and includes petroleum products, flammable explosives, radioactive materials, asbestos or any material containing asbestos, polychlorinated biphenyls, and/or any hazardous, toxic or dangerous waste, substance or material defined as such, or as a Hazardous Substance or any similar term by, in or for the purposes of the Environmental Laws, including without limitation, Section 101(22) of CERCLA; and (ii) "Environmental Law" or "Environmental Laws" shall mean any "Super Fund" or "Super Lien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree, regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials as may now or at any time hereafter be in effect, including, without limitation, the following, as same may be amended or replaced from time to time, and all regulations promulgated thereunder or in connection therewith: The Super Fund Amendments and Reauthorization Act of 1986 ("SARA"); The Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"); The Hazardous Waste Management System; and the Occupational Safety and Health Act of 1970 ("OSHA"). The obligations and liabilities of Grantor under this paragraph shall survive the exercise of any power of sale under or foreclosure of the Deed, the delivery of a Deed in lieu of foreclosure of this Deed, the cancellation or release of record of this Deed, and/or the payment and cancellation of the indebtedness secured hereby.